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                                                                   EXHIBIT 23



INDEPENDENT AUDITORS' CONSENT
-----------------------------

We consent to the incorporation by reference in the following Registration Statements of Merrill Lynch & Co., Inc. and subsidiaries of our reports dated February 22, 1999, (which express an unqualified opinion and which report on the consolidated financial statements includes an explanatory paragraph relating to a change in the method of accounting for certain internal-use software development costs) appearing in and incorporated by reference in this Annual Report on Form 10-K for the year ended December 25, 1998.

Filed on Form S-8:

   Registration Statement No. 33-41942 (1986 Employee Stock Purchase Plan)

   Registration Statement No. 33-17908 (Incentive Equity Purchase Plan)

   Registration Statement No. 33-33336 (Long-Term Incentive Compensation Plan)

   Registration Statement No. 33-51831 (Long-Term Incentive Compensation Plan)

   Registration Statement No. 33-51829 (401(k) Savings and Investment Plan)

   Registration Statement No. 33-54154 (Non-Employee Directors' Equity Plan)

   Registration Statement No. 33-54572 (401(k) Savings and Investment Plan
     (Puerto Rico))

   Registration Statement No. 33-56427 (Amended and Restated 1994 Deferred
     Compensation Plan for a Select Group of Eligible Employees)

   Registration Statement No. 33-55155 (1995 Deferred Compensation Plan for a Select Group of Eligible Employees)

   Registration Statement No. 33-60989 (1996 Deferred Compensation Plan for a Select Group of Eligible Employees)

   Registration Statement No. 333-09779 (1997 Deferred Compensation Plan for a Select Group of Eligible Employees)

   Registration Statement No. 333-32209 (1998 Deferred Compensation Plan for a Select Group of Eligible Employees)

  Registration Statement No. 333-00863 (401(k) Savings & Investment Plan)

  Registration Statement No. 333-13367 (Restricted Stock Plan for Former
    Employees of Hotchkis and Wiley)

  Registration Statement No. 333-15009 (1997 KECALP Deferred Compensation
    Plan for a Select Group of Eligible Employees)

  Registration Statement No. 333-17099 (Deferred Unit and Stock Unit Plan for Non-Employee Directors)

  Registration Statement No. 333-18915 (Long-Term Incentive Compensation Plan for Managers and Producers)

  Registration Statement No. 333-33125 (Employee Stock Purchase Plan for
    Employees of Merrill Lynch Partnerships)

  Registration Statement No. 333-41425 (401(k) Savings & Investment Plan)

  Registration Statement No. 333-56291 (Long-Term Incentive Compensation Plan for Managers and Producers)

   Registration Statement No. 333-60211 (1999 Deferred Compensation Plan for a Select Group of Eligible Employees)

  Registration Statement No. 333-62311 (Replacement Options; Midland Walwyn
    Inc.)


Filed on Form S-3:

   Debt Securities:

   Registration Statement No. 33-54218

   Registration Statement No. 2-78338

   Registration Statement No. 2-89519

   Registration Statement No. 2-83477

   Registration Statement No. 33-03602
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   Registration Statement No. 33-17965

   Registration Statement No. 33-27512

   Registration Statement No. 33-35456

   Registration Statement No. 33-42041

   Registration Statement No. 33-45327

   Registration Statement No. 33-49947

   Registration Statement No. 33-51489

   Registration Statement No. 33-52647

   Registration Statement No. 33-60413

   Registration Statement No. 33-61559

   Registration Statement No. 33-65135

   Registration Statement No. 333-13649

   Registration Statement No. 333-25255

   Registration Statement No. 333-28537

   Registration Statement No. 333-44173

   Registration Statement No. 333-59997

   Registration Statement No. 333-68747


   Medium Term Notes:

   Registration Statement No.  2-96315

   Registration Statement No. 33-03079

   Registration Statement No. 33-05125

   Registration Statement No. 33-09910

   Registration Statement No. 33-16165
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   Registration Statement No. 33-19820

   Registration Statement No. 33-23605

   Registration Statement No. 33-27549

   Registration Statement No. 33-38879


   Other Securities:

   Registration Statement No. 33-33335 (Common Stock)

   Registration Statement No. 33-45777 (Common Stock)

   Registration Statement No. 33-55363 (Preferred Stock)

   Registration Statement No. 333-02275 (Long-Term Incentive Compensation Plan)

   Registration Statement No. 333-16603 (TOPrS)

   Registration Statement No. 333-20137 (TOPrS)

   Registration Statement No. 333-24889 (Long-Term Incentive Compensation Plan, and Long-Term Incentive Compensation Plan for Managers and Producers)

   Registration Statement No. 333-36651 (Hotchkis and Wiley Resale)

   Registration Statement No. 333-42859 (TOPrS)

   Registration Statement No. 333-59263 (Exchangeable Shares of Merrill Lynch &
     Co., Canada Ltd. re: Midland Walwyn Inc.)

   Registration Statement No. 333-67903 (Howard Johnson & Company Resale)


/s/ Deloitte and Touche LLP

New York, New York
March 5, 1999